UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2026

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(920) 491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASB	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum. Perp Pref Stock, Srs E	ASB PrE	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum. Perp Pref Stock, Srs F	ASB PrF	The New York Stock Exchange
6.625% Fixed-Rate Reset Subordinated Notes due 2033	ASBA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Randall J. Erickson, Executive Vice President, General Counsel and Corporate Secretary of Associated Banc-Corp (the “Company”), will retire from his position, effective October 13, 2026 (“Effective Date”). Mr. Erickson will remain in an advisory capacity through the end of 2026 to ensure a successful transition of his duties. In connection with the transition, the Company and Mr. Erickson entered into the Employment Transition – Letter Agreement dated September 21, 2026 (the “Letter Agreement”), providing that Mr. Erickson will serve in the role of Attorney-Advisor from the Effective Date to January 4, 2027 (the “Retirement Date”), reporting to the Company’s Chief Executive Officer and having such duties, authority and responsibility as the Chief Executive Officer and the General Counsel and Corporate Secretary shall determine. In addition, the Letter Agreement sets forth, without limitation, the following material terms:

•	Mr. Erickson will maintain his current base salary through the Retirement Date.
•	He will also retain all vested rights in the Company’s 401(k) plan, Supplemental Executive Retirement Plan, and Retirement Account Plan and will receive all payments due to him under the terms of those plans.
•	He is eligible to participate in the Company’s short-term incentive program through the Retirement Date, and he will receive the full amount of his 2026 short-term incentive as calculated in accordance with applicable metrics.
•	He will continue to vest in any unvested awards under the 2025-2027 Long-Term Incentive Performance Plan (“LTIPP”) and 2026-2028 LTIPP, all of which are issued under and governed by the 2025 Equity Incentive Plan and the award agreements issued thereunder.

The foregoing description of the material terms of the Letter Agreement is a summary only and is qualified in its entirety by reference to the text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement, dated September 21, 2026

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: September 21, 2026	By:	/s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary

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